UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37584 (Commission File Number)	26-0344657 (I.R.S. Employer Identification No.)
	CPI Card Group Inc. 10368 West Centennial Road Littleton, CO (Address of principal executive offices)	80127 (Zip Code)
(303) 973-9311 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.*

On August 10, 2016, CPI Card Group Inc. (the “Company”) issued a press release announcing financial results for its fiscal quarter ended June 30, 2016. A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2016, David Brush, Chief Financial Officer, informed the Company that he will resign from the Company effective December 31, 2016.  Mr. Brush’s departure is not related to any disagreement with the Company’s accounting or operating policies or practices. Mr. Brush has agreed to remain available to serve as a part time executive consultant to the Company to assist with the transition of responsibilities through June 30, 2017, on customary terms for similar arrangements and subject to customary documentation.

The Company would like to thank Mr. Brush for his service and contribution to the Company.

A copy of the press release relating to the foregoing is attached hereto as Exhibit 99.2.

Item 8.01   Other Events.

On August 10, 2016, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.045 per share on the Company’s common stock.  The dividend will be paid on October 7, 2016 to stockholders of record on the close of business on September 16, 2016.

A copy of the press release announcing the dividend is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description
99.1*	Press release issued August 10, 2016 announcing the second quarter results and the dividend declaration
99.2	Press release issued August 10, 2016 announcing the resignation of David Brush

*The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CARD GROUP INC.

Dated: August 10, 2016	By:	/s/ Steven Montross
	Name:	Steven Montross
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Description
99.1*	Press release issued August 10, 2016 announcing the second quarter results and the dividend declaration
99.2	Press release issued August 10, 2016 announcing the resignation of David Brush

*The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.